SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2003

                            Century Aluminum Company
             (Exact name of registrant as specified in its charter)

             Delaware                     0-27918                 13-3070826
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
          Incorporation)                                     Identification No.)

            2511 Garden Road
         Building A, Suite 200
         Monterey, California                                        93940
(Address of principal executive offices)                          (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)
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Item 5. Other Events

On May 30, 2003, Century Aluminum Company (the "Company") issued a press release announcing that it had entered into a new supply contract with Kaiser Aluminum and Chemical Corporation covering all of the alumina requirements of Century's Hawesville (KY) Operations for the period from January 1, 2006 through December 31, 2008.

A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      The following exhibits are filed with this report on Form 8-K:

Exhibit Number    Description
--------------    -----------

     99.1         Press Release, dated May 30, 2003


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CENTURY ALUMINUM COMPANY


      Date: May 30, 2003                By:      /s/ Gerald J. Kitchen
                                            ------------------------------------
                                            Name:  Gerald J. Kitchen
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

     99.1         Press Release, dated May 30, 2003


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